SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2003

Genesco Inc.

(Exact Name of Registrant as Specified in Charter)

Tennessee	1-3083	0211340

(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

1415 Murfreesboro Road
Nashville, Tennessee	37217-2895

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 367-7000

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.
SIGNATURE
EXHIBIT INDEX
PRESS RELEASE

Item 9. Regulation FD Disclosure.

     A press release issued by Genesco Inc. on February 7, 2003, is attached hereto as Exhibit 99.1.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Genesco Inc.

By: Name: Title:	/s/ Roger G. Sisson Roger G. Sisson Secretary and General Counsel

Date: February 7, 2003

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 7, 2003

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